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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 2007


                             APOPGEE ROBOTICS, INC.
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             (Exact name of registrant as specified in its chapter)


         COLORADO                   0-12792                      84-0916585
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(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)

330 Clematis Street, Suite 217, West Palm Beach, Florida 33401
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(Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 800-341-2684
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Item 4.01 - Changes in Registrant's Certifying Accountant

      (a)(1)(i) During the small business issuer's two most recent fiscal years or any later interim period, the principal independent account has not resigned, been terminated or refused to stand for re-election. However, the Company's previous independent accountants were Hein & Associates, LLP in Denver, Colorado. On or near June 17, 1997, in a mutual decision between Hein & Associates and the Company, the Company terminated the relationship. In particular, at that time, the Company was in bankruptcy proceedings and determined not to incur the expense of an independent accountant.

      (ii) Hein & Company's audit report for the year end June 30, 1996 did not contain an adverse opinion or disclaimer of opinion and was not qualified, but was modified as to uncertainty due to substantial doubt regarding the Company's ability to continue as a going concern. Hein & Company's audit report for the year end June 30, 1995 did not contain an adverse opinion or disclaimer of opinion and was not qualified, but was modified as to uncertainty due to substantial doubt regarding the Company's ability to continue as a going concern.

      (iii) The Company did not make a decision to change accountants but rather to cease the services of any accountants. The decision was not recommended or approved by the Board of Directors. On June 17, 1997 the Company's chapter 11 bankruptcy proceeding was converted to a Chapter 7 bankruptcy. As a result of the filing, all of our properties were transferred to a United States Trustee and we terminated all of our business operations.

      (iv) There were no disagreements with Hein & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the last two years audited by them, during the interim periods reviewed by them, at the time that the relationship terminated or at any time since then through the date of the filing of this report.

      (a)(2) Engagement of New Independent Accountant. On April 20, 2007, the registrant engaged Michael F. Cronin, CPA, Winter Springs Florida as its independent auditor. During the last two fiscal years or any interim period, Michael Cronin did not consult with the Company in any matter, including, but not limited to, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion to be rendered on our financial statements, or on any important factor considered by us in reaching a decision as to a accounting, auditing or financial reporting issue.




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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

         16.01    Letter from Hein & Associates, LLP dated August 29, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 30, 2007                       APOGEE ROBOTICS


                                             By: /s/ Michael Anthony
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                                                 Name: Michael Anthony
                                                 Title: President